Securities Act Registration No. 333-178833

Investment Company Act Registration No. 811-22655

As filed with the Securities and Exchange Commission on January 27, 2026

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐          Pre-Effective Amendment No.

☒          Post-Effective Amendment No. 636

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒          Amendment No. 639

(Check appropriate box or boxes.)

Northern Lights Fund Trust III

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (631) 490-4300

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 614-469-3361 (fax)	Brian Curley Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (631) 470-2688

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On February 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE COVERED BRIDGE FUND

Class A Shares TCBAX
Class I Shares TCBIX

PROSPECTUS
February 1, 2026

Adviser:
Stonebridge Capital Advisors, LLC
2550 University Avenue West
Suite 455 South
Saint Paul, MN 55114

www.thecoveredbridgefund.com	1-855-525-2151

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objectives:

The Fund seeks current income and realized gains from writing options with capital appreciation as a secondary objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and under the heading “How to Purchase Shares” on page 9 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a % of amount redeemed if held less than 90 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Total Other Expenses	0.56%	0.55%
Interest and Dividend Expense on Securities Sold Short	0.10%	0.09%
Remaining Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.83%	1.57%
Fee Waiver and Expense Reimbursement(2)	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	1.77%	1.51%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)	The Fund’s adviser, Stonebridge Capital Advisors, LLC (the “Adviser”), has contractually agreed to waive management fees and to make payments to limit Fund expenses, at least until February 1, 2027, so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))) of the Fund does not exceed 1.65% and 1.40% of the Fund’s average daily net assets for its Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$695	$1,064	$1,457	$2,554
I	$153	$489	$849	$1,861

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing, under normal market conditions, in dividend paying equity securities of domestic and foreign large capitalization companies. The Adviser defines large capitalization companies to be those with total average market values of at least $10 billion. The Fund also sells options on these securities in order to generate income for the Fund from premiums.

The Fund expects to invest up to 20% of the Fund’s assets in foreign securities and the remainder in domestic securities. It is expected that the Fund’s strategy will result in high portfolio turnover.

Principal Investment Risks:

As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

●	Equity Risk: The NAV of the Fund fluctuates based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Foreign Investment Risk: Foreign investing (including through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Large Capitalization Company Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk: The Adviser’s judgment about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

●	Portfolio Turnover Risk: A higher portfolio turnover results in higher transactional and brokerage costs.

●	Written Call Option Risk: Selling covered call options limits the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

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Performance

The bar chart and performance table show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each of the last ten full calendar years. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A shares would have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares are different from Class I shares because Class A shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.thecoveredbridgefund.com or by calling 1-855-525-2151.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	12/31/20	18.82%
Worst Quarter:	3/31/20	(19.85)%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class I shares
Return before taxes	12.63%	8.71%	7.75%
Return after taxes on distributions	9.42%	5.60%	4.92%
Return after taxes on distributions and sale of Fund shares	7.88%	5.62%	4.98%
Class A shares
Return before taxes	6.40%	7.30%	6.91%
CBOE S&P 500 BuyWrite Index(1) (reflects no deduction for fees, expenses or taxes)	8.91%	9.33%	7.31%

(1)	The CBOE S&P 500 BuyWrite Index SM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index®. Investors cannot invest directly in an index or benchmark.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

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Investment Adviser: Stonebridge Capital Advisors, LLC

Portfolio Managers: John Schonberg, CFA, is Chief Investment Officer and Principal of the Adviser and Michael Dashner, CFA, is a Portfolio Manager of the Adviser. Each has served the Fund as a Portfolio Manager since it commenced operations in October 2013.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. There is no minimum initial investment for all share classes of the Fund. There is no minimum subsequent investment for all share classes of the Fund.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The Fund seeks current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) only upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund seeks its investment objective by investing, under normal market conditions, in dividend paying equity securities of domestic and foreign large capitalization companies. Stonebridge Capital Advisors, LLC (the “Adviser”) defines large capitalization companies to be those with total average market values of at least $10 billion. The Fund also sells options on these securities in order to generate income for the Fund from premiums. In severe market declines, the Fund may purchase index put options to protect the Fund’s overall portfolio.

The Fund expects to invest up to 20% of the Fund’s assets in foreign securities and the remainder in domestic securities. Under normal circumstances, the Fund expects to hold approximately 30-60 issues in its portfolio.

The Adviser selects the securities for the Fund’s portfolio based on fundamental data and analysis as well as qualitative factors. The Adviser analyzes dividend payout ratios and cash flows to determine the most advantageous securities for the Fund’s portfolio. The Adviser also uses a proprietary macro analysis to gauge the current position of the economic and business cycle, and then targets industries and sectors the Adviser believes are well positioned to grow. The individual companies chosen are the highest ranked based on this analysis as well as qualitative factors such as financial health, cash flows, position in their respective markets and quality of management. It is expected that the Fund’s strategy will result in high portfolio turnover.

Principal Investment Risks

The following risks may apply to the Fund’s direct investments as well the Fund’s indirect risks through investing in other investment companies.

●	Equity Risk: The NAV of the Fund fluctuates based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Foreign Investment Risk: Foreign investing (including through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	Large Capitalization Company Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk: The NAV of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. For example, the COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the impacts of the events described above would last, but there could be a prolonged period of global economic slowdown,

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which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

●	Portfolio Turnover Risk: A higher portfolio turnover results in higher transactional and brokerage costs.

●	Written Call Option Risk: Selling covered call options limits the Fund’s gain, if any, on its underlying securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

○	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of leveraged derivatives can amplify the effects of market volatility on the Fund’s share price.

○	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market funds. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser: Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 455 South, Saint Paul, MN 55114, serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 1997 for the purpose of advising individuals and institutions. As of September 30, 2025, the Adviser had approximately $2.48 billion in assets under management.

Pursuant to an investment advisory agreement with Northern Lights Fund Trust III (the “Trust”), on behalf of the Fund, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until February 1, 2027 so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.65% and 1.40% of the Fund’s average daily net assets for its Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Board only on 60 days’ written notice to the Adviser. A discussion regarding the basis for the Board’s most recent renewal of the advisory agreement is available in the Fund’s Form N-CSR dated September 30, 2025. For the most recent fiscal year ended September 30, 2025, the Fund incurred advisory fees totaling 0.94% of its average net assets.

Portfolio Managers: The Fund is managed on a day-to-day basis by John Schonberg, CFA and Michael Dashner, CFA. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

John Schonberg, CFA

Mr. Schonberg, Chief Investment Officer & Principal of the Adviser, has been responsible for the management of equity portfolios for institutions and high net worth individuals since joining the Adviser in 2013. As a member of the Adviser’s Equity Team, he serves on the Research Committee and works with the members of the Equity Team in the analysis, selection and structuring of the equity portfolios.

Prior to joining the Adviser, Mr. Schonberg was a Senior Portfolio manager and Equity Team Leader for Columbia Management from 2005 to 2013. At Columbia Management, he led all equity teams and products managed in Minneapolis, MN. This included the oversight of the Contrarian Equity and Mid Cap Growth Teams.

Prior to Columbia Management, Mr. Schonberg was a Senior Portfolio Manager managing large capitalization growth portfolios and hedge funds for institutions with the American Express group of companies beginning in 1997. Prior to American Express, Mr. Schonberg worked at Piper Capital Management for 10 years in the following positions: (i) from 1991 to 1997, he was an equity portfolio manager managing funds for individuals, institutions, and mutual fund clients; (ii) from 1989 to 1991, he was a fundamental equity analyst covering consumer related stocks; and (iii) from 1987 to 1989, he was a technical analyst. Mr. Schonberg earned his BS degree in finance from the University of Nebraska in 1987 and completed the Chartered Financial Analyst program in 1990.

Michael Dashner, CFA

Michael Dashner, Portfolio Manager, joined the Adviser in 2009. Mr. Dashner leads the Equity Team of the Adviser and is responsible for equity trading and portfolio management. As a member of the Research Committee, Mr. Dashner follows sector specific companies and maintains the equity universe and models for each equity strategy.

Prior to joining the Equity Team, Mr. Dashner was head of fixed income trading at the Adviser. He was in charge of fulfilling investment objectives for high net worth individuals and institutions and achieving best prices for each trade.

Mr. Dashner earned a BBA in Economics from the University of South Dakota in 2007. He also earned an MBA in 2009 from the University of South Dakota and completed the Chartered Financial Analyst program in 2014.

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HOW SHARES ARE PRICED

Shares of the Fund are sold at net asset value (“NAV”). The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Class A and Class I. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see the section “Distribution Fees” in this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below. The Fund and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. There are no sales charges on reinvested distributions. There is no minimum initial investment or subsequent investment in Class A shares. A 5.25% sales charge applies to your purchase of Class A shares of the Fund.

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.25%	5.54%	4.50%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	4.25%	4.44%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge - You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation - To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

●	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and

●	Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

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Letters of Intent - Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. The 13-month period begins upon the date of the LOI. At your written request, Class A shares purchases made during the 90 days prior to LOI may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares - If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption. The redemption and repurchase of Fund shares may still result in a tax liability for federal income tax purposes.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their immediate family members (i.e., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate family members (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.

Please consult your financial adviser for further information.

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Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. There is no minimum initial investment or subsequent investment amounts for Class I Shares.

You may purchase shares of the Fund by sending a completed application form (the “Application”) to the following address:

Regular Mail THE COVERED BRIDGE FUND c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail THE COVERED BRIDGE FUND c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-525-2151 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

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Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: Investors may purchase shares of the Fund through an Automatic Investment Plan (AIP), which allows for regular, periodic investments from a designated bank account. With the investor’s authorization and bank approval, the Fund’s transfer agent will automatically withdraw the amount specified by the investor and invest it in Fund shares on a periodic basis.

There is no minimum investment required to participate in the AIP. Investors may modify or terminate their participation in the AIP at any time by notifying the Fund or its transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund reserves the right to suspend or discontinue the AIP at any time.

Online Account Access and Electronic Services: The Fund, through its transfer agent (the “Transfer Agent”), may make available to existing shareholders certain electronic services and online account access (“Online Services”) through its website (the “Website”). These Online Services may include, but are not limited to, the ability to access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by internet or by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. In such cases, a 15-business day hold will be applied to the Fund (which means that you may not redeem your shares until the holding period has expired).

Note: Ultimus Fund Solutions, LLC, the Fund’s Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any returned and uncleared electronic payment or check or electronic payment returned to the Transfer Agent for insufficient funds.

Unacceptable Forms of Payment: Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) on a day the NYSE is open for business will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next day that the NYSE is open for business.

Purchase Requests in Good Order: A purchase request will be considered to be in “good order” only if it includes all of the following:

●    A completed and signed account application (for new accounts).

●    The exact dollar amount of the investment.

●    For existing accounts, the account number and the name(s) exactly as registered on the account.

●    Payment in U.S. dollars, payable to the Fund.

●    Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-525-2151 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: The Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail THE COVERED BRIDGE FUND c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail THE COVERED BRIDGE FUND c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Telephone Transactions: You may purchase, exchange, or redeem Fund shares by calling 1-888-985-9830. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: Shareholders may elect to participate in a Systematic Withdrawal Plan (“SWP”) to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the Transfer Agent.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Converting Shares: Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.

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Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Adviser or the Distributor may be converted by the financial intermediary, without notice, to another share class of the Fund, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate these conversion features at any time.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Redemption Requests in Good Order: A redemption request will be considered to be in “good order” only if it includes all of the following:

●    The name of the Fund and the account number

●    The exact dollar amount or number of shares to be redeemed

●    The name(s) of the registered account owner(s), exactly as they appear on the account

●    Signature(s) of all registered owner(s)

●    Any required signature guarantee or medallion signature guarantee, if applicable

●    Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Redemption Fee: The Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 90 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 90 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

●	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

●	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

●	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

●	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal; and

●	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Trust’s or the Adviser’s Chief Compliance Officer.

Medallion Signature Guarantee Requirements: To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (“MSG”), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

● The redemption amount exceeds $50,000;

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

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●	The redemption proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Fund’s Transfer Agent reserves the right to reject any signature guarantee.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $250, the Fund may notify you that, unless the account is brought up to at least $250 within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $250 due to a decline in NAV.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable

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for any losses that may result from your failure to report the issue.

Uncashed checks/ Automatic Div Cap Gain Reinvestment: If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”; Dividends and capital gain distributions checks are not cashed within 180 days; or Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing, including:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy;

●	Rejecting or limiting specific purchase requests;

●	Rejecting purchase requests from certain investors; and

●	Assessing a 1.00% redemption fee for shares sold less than 90 days after purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or the Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund encourages financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or the Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Cost Basis Reporting: The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-888-985-9830, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

18

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares pursuant to Rule 12b-1 (the “Plan”) under Rule 12b-1, pursuant to which the Fund pays the Distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class A shares. Class I shares are not subject to a 12b-1 plan. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual tailored shareholder report to those addresses shared by accounts that have elected to receive paper copies of these documents. If you wish to receive individual copies of these documents, please call the Fund at 1-855-525-2151 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

19

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, are available at no charge upon request. The information for the fiscal years ended September 30, 2022, and 2021 has been derived from financial statements audited by the Fund’s prior auditor.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$9.21	$8.57	$8.42	$9.82	$7.71
Increase (Decrease) From Operations:
Net investment income(1)	0.13	0.16	0.16	0.12	0.12
Net realized and unrealized gain (loss) on Investments	0.50	1.22	0.76	(0.80)	2.64
Total from operations	0.63	1.38	0.92	(0.68)	2.76

Less Distributions:
From net investment income	(0.13)	(0.16)	(0.15)	(0.12)	(0.11)
From net realized gain	(0.62)	(0.58)	(0.62)	(0.60)	(0.54)
Total Distributions	(0.75)	(0.74)	(0.77)	(0.72)	(0.65)

Paid in capital from redemption fees(1),(3)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$9.09	$9.21	$8.57	$8.42	$9.82

Total Return(2)	7.26%	16.65%	10.74%	(7.61)%	35.96%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$8,039	$10,452	$14,874	$14,730	$16,009
Ratio of expenses to average net assets(5):
before reimbursement(4)	1.81%	1.80%	1.76%	1.67%	1.73%
net of reimbursement	1.75%	1.73%	1.71%	1.67%	1.69%
Ratio of expenses to average net assets, excluding interest expense(5):
before reimbursement(4)	1.71%	1.72%	1.70%	1.65%	1.69%
net of reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets(6)	1.41%	1.80%	1.74%	1.18%	1.20%
Portfolio turnover rate	121%	125%	154%	147%	232%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

20

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$9.14	$8.51	$8.37	$9.77	$7.68
Increase (Decrease) From Operations:
Net investment income(1)	0.15	0.18	0.18	0.14	0.14
Net realized and unrealized gain (loss) on Investments	0.50	1.21	0.75	(0.80)	2.63
Total from operations	0.65	1.39	0.93	(0.66)	2.77

Less Distributions:
From net investment income	(0.15)	(0.18)	(0.17)	(0.14)	(0.14)
From net realized gain	(0.62)	(0.58)	(0.62)	(0.60)	(0.54)
Total Distributions	(0.77)	(0.76)	(0.79)	(0.74)	(0.68)

Paid in capital from redemption fees(1),(3)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$9.02	$9.14	$8.51	$8.37	$9.77

Total Return(2)	7.60%	16.97%	10.96%	(7.40)%	36.23%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$101,280	$99,713	$103,837	$91,064	$89,352
Ratio of expenses to average net assets(5):
before reimbursement(4)	1.55%	1.55%	1.51%	1.42%	1.48%
net of reimbursement	1.49%	1.48%	1.46%	1.42%	1.44%
Ratio of expenses to average net assets, excluding interest expense(5):
before reimbursement(4)	1.46%	1.47%	1.45%	1.40%	1.44%
net of reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets(6)	1.65%	2.03%	1.99%	1.43%	1.46%
Portfolio turnover rate	121%	125%	154%	147%	232%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

21

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

22

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

23

THE COVERED BRIDGE FUND

Adviser	Stonebridge Capital Advisors, LLC 2550 University Avenue West Suite 455 South Saint Paul, MN 55114	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St. Suite 310 Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 1555 North River Center Drive Suite 302 Milwaukee, WI 53212	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s Statement of Additional Information (“SAI”) dated February 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and/or the Annual and Semi-Annual Reports to Shareholders, or for other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-525-2151 or visit www.thecoveredbridgefund.com. You may also write to:

Regular Mail THE COVERED BRIDGE FUND c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail THE COVERED BRIDGE FUND c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655

The Covered Bridge Fund

a series of Northern Lights Fund Trust III

Class	A	Shares	TCBAX
Class	I	Shares	TCBIX

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2026

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of The Covered Bridge Fund (the “Fund”) dated February 1, 2026, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling 1-855-525-2151. You may also obtain a prospectus by visiting the Fund’s website at www.thecoveredbridgefund.com.

TABLE OF CONTENTS

THE FUND	1
INVESTMENTS AND RISKS	2
PORTFOLIO TURNOVER	20
INVESTMENT RESTRICTIONS	20
INVESTMENT ADVISER	23
PORTFOLIO MANAGERS	24
ALLOCATION OF BROKERAGE	25
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	26
OTHER SERVICE PROVIDERS	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
LEGAL COUNSEL	30
DISTRIBUTOR	30
DESCRIPTION OF SHARES	32
CODE OF ETHICS	32
PROXY VOTING POLICIES	33
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	33
TAX STATUS	38
ANTI-MONEY LAUNDERING PROGRAM	44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	44
MANAGEMENT	45
FINANCIAL STATEMENTS	50
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	51

THE FUND

The Fund is a diversified series of shares of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board”).

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Stonebridge Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund has three classes of shares: Class A shares, Class C shares, and Class I shares. Class C shares are not currently available for purchase. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Board fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

INVESTMENTS AND RISKS

The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund is subject to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund will experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Exchange-Traded Notes (“ETNs”)

The Fund may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in other investment companies, including mutual funds, exchange traded funds, and closed-end funds (each an “Underlying Fund”) that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset, and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The

FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations described above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Closed-End Investment Companies

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally purchases shares of closed-end funds only in the secondary market. The Fund incurs normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value (“NAV”) per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

Under certain circumstances, an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Fund(s) are made independently of the Fund and its Adviser. Therefore, the investment adviser of an Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

The Fund may invest in Exchange Traded Funds (“ETFs”). An ETF is a type of open-end fund; however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions (known as authorized participants) may buy and redeem shares of the ETF at NAV. ETF shares can trade at either a premium or discount to NAV. Each ETF, like a mutual fund, is subject to specific risks depending on the type of investment strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

Foreign Securities

The Fund may invest in foreign securities and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the Nasdaq PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The Staff of the SEC has taken the position that purchased dealer options are illiquid investments. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid investments. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the

Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers)). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted securities and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by FINRA.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser considers, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser also determines that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. government securities or cash or cash equivalents (cash, U.S. government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Short Sales “Against the Box.” The Fund may engage in short sales “against the box.” In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales “against the box,” but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Regulation as a Commodity Pool Operator

The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

PORTFOLIO TURNOVER

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be deemed ordinary income for federal income tax purposes. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities;

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

With respect to interpretations of the SEC or its staff described in paragraph number 1 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act.

The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, treats derivatives as senior securities, and requires the Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

The Fund observes the following policies, which are not deemed fundamental, and which may be changed without shareholder vote. The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management;

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first make a pre-suit demand upon the Board to bring the subject action unless such pre-suit demand is excused. A demand on the Board shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board.

INVESTMENT ADVISER

The Adviser. Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 455 South, Saint Paul, MN 55114, serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 1997 for the purpose of advising individuals and institutions. As of September 30, 2025, it had approximately $2.48 billion in assets under management.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser receives, on a monthly basis, an annual management fee from the Fund equivalent to 1.00% of the Fund’s average daily net assets. The Advisory Agreement shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either the Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty with 60 days’ written notice by a vote of a majority of the Board, by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. The Advisory Agreement was most recently renewed by the Board at a meeting held on August 26-27, 2025.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until February 1, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))) does not exceed 1.65% and 1.40% of the Fund’s average daily net assets for its Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Board only on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

The table below provides information about the advisory fees paid to the Adviser by the Fund for the fiscal years ended September 30:

Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
2023	1.00%	$1,244,194	$53,193	$1,191,001	—
2024	1.00%	$1,121,002	$72,550	$1,048,452	—
2025	1.00%	$1,059,794	$58,562	$1,001,232	—

PORTFOLIO MANAGERS

Portfolio Managers. As described in the Prospectus, the Portfolio Managers listed below are responsible for the management of the Fund and, as of September 30, 2025, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Schonberg	None	$0	None	$0	245	$336,000,000
Michael Dashner	None	$0	None	$0	297	$203,000,000

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Schonberg	None	$0	None	$0	None	$0
Michael Dashner	None	$0	None	$0	None	$0

Conflicts of Interest.

In general, when a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. In the event a single block transaction cannot be affected across all custodial platforms, a trade rotation policy shall be implemented to ensure fairness of execution. The trade rotation policy sequences each directed client that was not aggregated into the block order onto a rotating list defining the timing of order releases. The list is made up of all such directed accounts along with the block order. For purposes of speed, all directed clients who share a particular broker are assumed to be a single block on the trade rotation schedule. The execution of trades is rotated among the block order and the directed clients. If a trade for a particular rotation is not completed during the trading day, any remaining portion of the trade will be completed on the following day(s) before any trade in the same security may be initiated for the next rotation. After the trades have been completed, the schedule is moved up in order and the next broker is put first on the list for the next implementation of trades.

Compensation.

For services as Portfolio Managers to the Fund, Mr. Schonberg and Mr. Dashner are each compensated through a combination of base salary and discretionary bonus.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of September 30, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John Schonberg	Over $1,000,000
Michael Dashner	$100,001 - $500,000

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers who are employees of the Adviser. Generally, the Adviser is authorized by the Board to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will generally take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal year ended September 30, 2023, the Fund paid brokerage commissions of $182,989. For the fiscal year ended September 30, 2024, the Fund paid brokerage commissions of $112,780. For the fiscal year ended September 30, 2025, the Fund paid brokerage commissions of $85,048.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period and Form N-PORT 30 days after the end of each calendar quarter. The Fund’s Form N-CSR and Form N-PORT are available on the SEC’s website at www.sec.gov.

Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Fund and that the recipient is subject to a duty to keep the information confidential, including a duty not to trade on the information.

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, N.A. U.S. Bank, N.A is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual financial statements and SEC filings.

Derivatives Risk Consultant. The Trust has engaged a derivatives risk consultant (“Consultant”) to consult with the Board and the Adviser regarding the effectiveness of derivatives risk management. The Consultant therefore may have access to the Fund’s portfolio holdings in order to provide such services to the Trust.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Fund, as determined by the Trust’s Chief Compliance Officer, and must be subject to a duty to keep the information confidential and not to trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer reports periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time provides the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor (as defined below). UFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement became effective on August 26, 2021 and remained in effect for two years from the effective date and will continue thereafter in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this Agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual tailored shareholder reports; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily NAV; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the Investment Company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by UFS, the Fund pays UFS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays UFS for any out-of-pocket expenses.

For the fiscal years ended September 30, the Fund paid the following fees to UFS:

Services	2023	2024	2025
Administration	$169,662	$142,820	$129,716
Fund Accounting	$52,447	$52,499	$46,997
Transfer Agent	$72,666	$75,185	$70,629

Custodian

U.S. Bank, N.A., (the “Custodian”) located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement (the “Custody Agreement”) by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE, 68022-3474, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the services rendered to the Fund by NLCS, the Fund pays NLCS an annual fixed fee and an asset-based fee, which scales downward based upon the Fund’s net assets. The Fund also pays NLCS for any out-of-pocket expenses.

For the fiscal year ended September 30, 2023, the Fund paid $24,809 for compliance services. For the fiscal year ended September 30, 2024, the Fund paid $29,563 for compliance services. For the fiscal year ended September 30, 2025, the Fund paid $29,450 for compliance services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. has been engaged as the Fund’s independent registered public accounting firm for the fiscal year ended September 30, 2025. Cohen & Company, Ltd. office is located at 1835 Market St., Suite 310, Philadelphia, PA 19103.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, OH 43215 serves as the Trust’s legal counsel.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust, on behalf of the Fund (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it continued in effect for two years initially and shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended September 30, 2025:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
THE COVERED BRIDGE FUND Class A	$0	$0	$0	*

*	The Distributor received $23,367 from the Adviser as compensation for its distribution services to the Fund.

The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares of the Fund’s average daily net assets attributable to Class A shares. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Fund may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor informs the Board of any Rule 12b-1 fees paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on such agreement.

During the fiscal year ended September 30, 2025, the Fund paid $22,647 in distribution related fees pursuant to the Plan, which were allocated as set forth below:

Actual 12b-1 Expenditures Paid by
Covered Bridge Shares
During the Fiscal Period Ended September 30, 2025
THE COVERED BRIDGE FUND Class A
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$1,368
Payment to dealers	$12,751
Compensation to sales personnel	None
Other	$8,528
Total	$22,647

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, each Trustee is permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers (the “Code”) to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-525-2151, and by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-855-525-2151 and will be sent within three business days of receipt of a request.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the

Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board or its designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold investments, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid investments, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has designated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted securities or illiquid investments, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to ratify the valuations made for the applicable securities. The Board considers the reports provided by the Adviser, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “How Shares are Redeemed” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How Shares are Redeemed” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1.00% of the amount redeemed is assessed on shares that have been redeemed within 90 days of purchase.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

●	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

●	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

●	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

●	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan;

●	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

●	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Trust’s or the Adviser’s Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to continue qualifying as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRS Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the IRS Code.

Net investment income is made up of dividends and interest-less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the IRS Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$1,424,885	$—	$—	$—	$(997)	$(14,053,380)	(12,629,492)

To be treated as a regulated investment company under Subchapter M of the IRS Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the IRS Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the IRS Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the IRS Code, the Fund will be required to report to the Internal Revenue Service all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRS Code, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Investment Company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receive any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Regulated Investment Companies

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

As of January 2, 2026, the following shareholders of record owned 5% or more of the outstanding shares of each class of the Fund:

Name & Address Class A Shares	Shares	Percentage of Class
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	353,881.2930	52.14%
Class I Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	6,986,865.2640	60.38%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUNDS OPS MANAGER 250 NICOLLET MALL, STE. 1400 MINNEAPOLIS, MN 55401-1931	605,346.7100	5.23%

Charles Schwab & Co., Inc. is organized in the state of California and the parent company is Schwab Holdings Inc.; organized in the state of Delaware. The ultimate parent company of Schwab Holdings, Inc. is Charles Schwab Corporation; organized in the state of Delaware.

Management Ownership Information.  As of January 2, 2026, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board (the “Chairman”) since May 2014. The Board has not appointed a Lead Independent Trustee because the Chairman is an Independent Trustee. Under the Governing Documents, the Chairman is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to the Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman, who together with the President (principal executive officer), are seen by its shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board of Trustees Risk Oversight. The Board is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board is responsible for overseeing risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and risk reporting within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-

reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Fund believes that each Trustee is competent to serve because of his or her individual overall merits including his or her: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Masters degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the Investment Company Institute and Mutual Fund Directors Forum. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields, which makes him particularly qualified to chair the Board’s Audit Committee. Dr. Taylor holds PhD, Master’s and Bachelors degrees in Accountancy and is a licensed Certified Public Accountant and serves as a member of two other mutual fund boards within the Northern Lights Fund Complex. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and served a three-year term as President of the American Accounting Association (AAA) (as President-Elect 8/22-7/23, President 8/23-8/24, and Past President 8/24-8/25).  Dr. Taylor previously served as Vice President-Finance of the AAA, and as President of the Auditing Section of the AAA. He previously served a three-year term on the AICPA’s Auditing Standards Board and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission.

Dr. Taylor is a member of two research teams that received grants from the Center for Audit Quality to study how accounting firms’ tone-at-the-top messaging impacts audit performance and how auditors manage the process of auditing fair value measurements and other complex estimates in financial statements.  Dr. Taylor has had his research widely published in leading academic accounting and practice journals.  He has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large-scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s)	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (2012-2025).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (June 2010-2025).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2025, the Trust was comprised of 26 active portfolios managed by 12 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Joseph Kulbacki 1967	Secretary	Since November 2024, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2024); Senior Paralegal, Voya Financial, Inc., (2023-2024), Senior Corporate Paralegal II, Argo AI (2022); Contract Paralegal (2020-2022); Corporate Governance Paralegal, GNC (2019-2020).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Vice President, Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Audit Committee. The Board has an Audit Committee that consists solely of Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held four meetings.

Compensation of Trustees. Since January 1, 2024, each Independent Trustee receives a quarterly fee of $30,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to their quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $7,500, and the Audit Committee Chairman receives a quarterly fee of $5,500. From January 1, 2022 through December 31, 2023, each Trustee received a quarterly fee of $26,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2022 through December 31, 2023, in addition to the quarterly fees and reimbursements, the Chairman of the Board received a quarterly fee of $6,250, and the Audit Committee Chairman received a quarterly fee of $4,500.

Additionally, in the event an in-person meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee receives a fee of $2,500 per

Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Board received from the Fund during the fiscal year ended September 30, 2025.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	The Covered Bridge Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Trustees
Patricia Luscombe	$4,197.10	None	None	$4,197.10
John V. Palancia	$5,109.51	None	None	$5,109.51
Mark H. Taylor	$4,744.55	None	None	$4,744.55
Jeffery D. Young	$4,197.10	None	None	$4,197.10

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended September 30, 2025, the aggregate Independent Trustees’ fees paid by the entire Trust were $532,000.

Board’s Ownership of Shares in the Fund. As of December 31, 2025, the Board beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Patricia Luscombe	None	$10,001-$50,000
John V. Palancia	None	$10,001-$50,000
Mark H. Taylor	None	$10,001-$50,000
Jeffery D. Young	None	None

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Fund’s Financial Statements for the fiscal year ended September 30, 2025. You may obtain a copy of the financial statements without charge by calling the Fund at 1-855-525-2151.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

STONEBRIDGE CAPITAL ADVISORS, LLC

Policy

When granted discretionary authority, Stonebridge, as a fiduciary to our clients, has responsibility for voting proxies for portfolio held securities consistent with the best interests of our clients. The firm maintains written policies and procedures with regards to proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices in our ADV Part 2A. Our policy and practices include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio held securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to;

(a) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interests of its clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

(b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;

(c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and

(d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

On November 2, 2022, the SEC adopted rule amendments to Form N-PX filing, requiring reporting of “say-on-pay” votes (concerning certain shareholder advisory votes on executive compensation) for Institutional Investment Managers and to update proxy vote reporting by Registered Investment Funds for votes effective July 1, 2023. Managers and Funds are required to file their first reports on amended Form N-PX by August 31, 2024, with these reports covering the period July 1, 2023, to June 30, 2024.

Responsibility

The Equity Portfolio Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures, and record keeping, including outlining our voting guidelines in our procedures.

Procedures

Stonebridge has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly, and amended or updated, as appropriate, which include the following:

Voting Procedures

Proxy votes for client accounts are handled by the Proxy Voting Administrator, who coordinates all required proxy votes through ProxyEdge, a Broadridge Financial Solutions product (Broadridge) which is used to vote proxies according to the applicable voting guidelines Stonebridge supplies. ProxyEdge is an electronic voting service that helps simplify the management of the proxy process. It allows Stonebridge to manage, track, reconcile, and report proxy voting through the electronic delivery of ballots, online voting, and integrated reporting and recordkeeping to help satisfy SEC requirements. ProxyEdge provides proxy information through an automated electronic interface based on share positions provided directly to Broadridge by each clients’ custodian.

●	For new client accounts, the Proxy Voting Administrator will confirm that Stonebridge will be voting proxies on the clients’ behalf, then contact Broadridge to coordinate an electronic feed of securities holdings from the clients’ custodian to ProxyEdge.

●	Stonebridge chooses securities in part based on company management. It is the policy of the firm to support management recommendations regarding all proxy issues and these will be the default votes on ProxyEdge. The Proxy Voting Administrator can log on to ProxyEdge and override the default voting option if necessary. If for some reason we no longer believe in the direction management is taking the company, we would remove the security from client portfolios. We believe this is in the best interest of our clients. It is our belief that if a client wants us to hold a particular security, they are confident in management unless otherwise noted. A client has the right at any time to vote their own proxies.

Voting Guidelines

●	Stonebridge will vote proxies in the best interests of all clients. The firm will vote all proxies from a specific issuer the same way absent any qualifying restrictions received from a client.

●	Stonebridge will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

●	Stonebridge will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

●	In reviewing proposals, Stonebridge will further consider the opinion of management and the effect on management, the effect on shareholder value and the issuer’s business practices.

●	Mutual fund proxies will be voted separately and in accordance with the procedures stated above.

●	Votes in contradictions to established proxy voting guidelines will be documented in an appropriate memo to the file.

Form N-PX requires a manager, in reporting “Say-on-pay” votes to:

●	Employ the same language employed on issuers form of proxy, to identify the say-on-pay matter and;

●	For securities that have been loaned, to disclose the number of shares that were loaned and not recalled to vote (Stonebridge does not engage in the loaning of shares

Disclosure

●	Stonebridge will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Stonebridge voted a client’s proxies, and that clients may request a copy of the firm’s proxy voting policies and procedures.

Client Requests for Information

●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Investment Officer.

●	In response to any request, the Equity Portfolio Management Team will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Stonebridge voted the client’s proxy with respect to each proposal about which the client inquired. A copy of this information is provided to the CCO for retention

The adoption of new rule 14Ad-1 under The Exchange Act requires managers to file their record of say-on-pay votes with the Commission annually on Form N-PX. The amendments to Form N-PX will provide investors with greater access to information regarding the proxy voting decisions of the funds they invest in.

Conflicts of Interest

●	Stonebridge will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if the firm or any of its employees has a financial, business, or personal relationship with the issuer.

●	If a material conflict of interest exists, the Equity Portfolio Management Team will determine appropriate disclosure of the conflict to the affected clients, giving them the opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in the manner consistent with the firms voting policy or receiving an independent third-party voting recommendation.

●	Stonebridge will maintain a record of the voting resolution of any conflict of interest if applicable.

Supervision

On a quarterly basis the CCO will examine the proxy voting records in ProxyEdge and ensure that by random selection proxies were voted in accordance with our policy and documented accordingly.

Recordkeeping

The Proxy Voting Administrator will retain the following proxy records in accordance with the SEC’s five-year retention requirement:

●	Each proxy statement that Stonebridge receives regarding client securities;

●	A record of each vote cast, on behalf of clients (as reported by ProxyEdge);

●	Any document Stonebridge created that was material to deciding how to vote proxies, or that memorializes that decision including periodic reports to the Equity Portfolio Management Team.

The CCO will maintain:

●	These proxy voting policies and procedures and any amendments:

●	Copies of client correspondence requesting how Stonebridge voted such client’s proxies.

PART C

OTHER INFORMATION

Item 28. Exhibits.

Each of the Exhibits incorporated by reference below are found in File Nos. 811-22655, 333-178833.

(a) Articles of Incorporation.

(i) Registrant’s Amended Agreement and Declaration of Trust, dated May 30, 2019 as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(ii) Certificate of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on Form N-1A on December 30, 2011, is incorporated by reference.

(b) By-Laws. Registrant’s By-Laws as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(i)	Revised By-Laws as previously filed on October 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 522, and hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(ii) Interim Investment Advisory Agreement between Persimmon Capital Management LP, and Registrant, with respect to Persimmon Long/Short Fund, is filed herewith.

(ii)(a) Interim Sub-Advisory between Persimmon Capital Management LP, and Hedgeye Asset Management, LLC, with respect to Persimmon Long/Short Fund, is filed herewith.

(ii)(b) Interim Sub-Advisory Agreement between Persimmon Capital Management LP, Tidal Investments LLC, and Hedgeye Asset Management, LLC, with respect to Persimmon Long/Short Fund, is filed herewith.

(iii) Reserved.

(iv) Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(iv)(a) First Amendment to the Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on October 26, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(v) Investment Sub-Advisory Agreement between Absolute Capital Management LLC and First Associated Investment Advisors, Inc., with respect to The Teberg Fund as previously filed on February 29, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 608, and hereby incorporated by reference.

(vi) Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on December 13, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(vi)(a) Second Amendment to the Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on July 24, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 468, and hereby incorporated by reference.

(vii) Reserved.

(viii) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Plus Fund as previously filed on April 24, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 465, and hereby incorporated by reference.

(viii)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Plus Fund as previously filed on April 28, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(ix) Investment Advisory Agreement between PlanRock Investment Management, LLC, and Registrant, with respect to the PlanRock Alternative Growth ETF as previously filed on December 19, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 596, and hereby incorporated by reference.

(x) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xi) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xi)(a) Amendment to the Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund as previously filed on January 23, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xii) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant with respect to the Swan Enhanced Dividend Income ETF as previously filed on February 14, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 607, and hereby incorporated by reference.

(xiii) Investment Advisory Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Sector Plus Fund, as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xiv) Amendment to Investment Advisory Agreement between Howard Capital Management, Inc, and Registrant, with respect to HCM Tactical Plus Fund, HCM Sector Plus Fund, HCM Multi-Asset Plus Fund and HCM Dynamic Income Fund, as previously filed on April 29, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 609, and hereby incorporated by reference.

(xv) Investment Advisory Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xvi) Investment Advisory Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(xvi)(a) Investment Advisory Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Teberg Fund as previously filed on February 29, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 608, and hereby incorporated by reference.

(xvi)(b) Investment Sub-Advisory Agreement between Absolute Capital Management LLC and First Associated Investment Advisors, Inc., with respect to The Teberg Fund as previously filed on January 27, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 621, and hereby incorporated by reference.

(xvii) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xvii)(a) Amendment to the Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on October 26, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(xviii) Investment Advisory Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on July 28, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 630, and hereby incorporated by reference.

(xix) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Multi-Asset Plus Fund as previously filed on January 23, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xix)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc. and the Registrant with respect to the HCM Multi-Asset Plus Fund as previously filed on July 24, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(xx) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Municipal Fund as previously filed on May 1, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 338, and hereby incorporated by reference.

(xxi) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant with respect to the Counterpoint Quantitative Equity ETF, as previously filed on November 22, 2023 to Registrant’s Registration Statement in Post-Effective Amendment No. 592, and hereby incorporated by reference.

(xxii) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(xxii)(a) First Amendment to Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Growth Fund as previously filed on July 22, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 511, and hereby incorporated by reference.

(xxiii) Investment Sub-Advisory Agreement between Swan Capital Management, LLC, and Swan Global Management, LLC, with respect to the Swan Defined Risk Growth Fund as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(xxiv) Investment Sub-Advisory Agreement between Swan Capital Management, LLC and Swan Global Management, LLC with respect to the Swan Enhanced Dividend Income ETF as previously filed on February 14, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 607, and hereby incorporated by reference.

(xxv) Investment Advisory Agreement between Howard Capital Management, Inc., and Registrant with respect to the HCM Defender 100 Index ETF and HCM Defender 500 Index ETF as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(xxvi) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint High Yield Trend ETF as previously filed on December 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(xxvii) Investment Advisory Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dynamic Income Fund as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(xxviii) Investment Advisory Agreement between PlanRock Investment Management, LLC, and Registrant, with respect to the PlanRock Income Rotation ETF and PlanRock Growth Rotation ETF, to be filed by subsequent amendment.

(xxix) Investment Advisory Agreement between ABS Global Investments, and Registrant, with respect to the ABS Insights Emerging Markets Fund as previously filed on September 20, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614 and hereby incorporated by reference.

(e) Underwriting Contracts.

(i) Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC dated July 1, 2025, as previously filed on July 28, 2025 to the Registrant’s Registration Statement in Post Effective Amendment No. 630 and hereby incorporated by reference.

(ii) ETF Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC, dated July 1, 2025, as previously filed on July 28, 2025 to the Registrant’s Registration Statement in post -Effective Amendment No. 630 and hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i) Custody Agreement between the Registrant and The Huntington National Bank as previously filed on August 29, 2012 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Custody Agreement between the Registrant and Union Bank, N.A. as previously filed on August 29, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

(iii) Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on February 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(iii)(a) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on May 15, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113 under the 1940 Act, and hereby incorporated by reference.

(iv) Custody Agreement between the Registrant and First National Bank of Omaha as previously filed on October 14, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 139, and hereby incorporated by reference.

(v) Custody Agreement between the Registrant and Fifth Third Bank as previously filed on July 14, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(vi) Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(vi)(a) Third Amendment to the Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on December 11, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 594, and hereby incorporated by reference.

(vii) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on July 22, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 511, and hereby incorporated by reference.

(vii)(a) Third Amendment to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on April 29, 2024 to Registrant’s Registration Statement in Post-Effective Amendment No. 609, and hereby incorporated by reference.

(vii)(b) Fourth Amendment to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on July 9, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 610, and hereby incorporated by reference.

(viii) Custodian Agreement between the Registrant and the Northern Trust Company as previously filed on September 20, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614 and hereby incorporated by reference.

(h) Other Material Contracts.

(i) Fund Services Agreement between Gemini Fund Services, LLC and the Registrant as previously filed on April 9, 2012 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(i)(a) Fund Services Agreement between Ultimus Fund Solutions, LLC and the Registrant as previously filed on October 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 522, and hereby incorporated by reference.

(ii) Expense Limitation Agreement between Swan Capital Management, Inc. and the Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(iii) Expense Limitation Agreement between Persimmon Capital Management, LP, and the Registrant, with respect to the Persimmon Long/Short Fund, is filed herewith.

(iv) Reserved.

(v) Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(v)(a) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on October 26, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(vi) Expense Limitation Agreement between Absolute Capital Management LLC and Registrant, with respect to The Teberg Fund, as previously filed on November 22, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 593, and hereby incorporated by reference.

(vi)(a) First Amendment to the Expense Limitation Agreement between Absolute Capital Management LLC and Registrant, with respect to The Teberg Fund, as previously filed on January 27, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 621, and hereby incorporated by reference.

(vi)(b) Second Amendment to the Expense Limitation Agreement between Absolute Capital Management LLC and Registrant, with respect to The Teberg Fund, is filed herewith.

(vii) Expense Limitation Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on January 8, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 313, and hereby incorporated by reference.

(viii) Reserved.

(ix) Expense Limitation Agreement between PlanRock Investment Management, LLC, and Registrant, with respect to the PlanRock Income Rotation ETF and PlanRock Growth Rotation ETF to be filed by subsequent amendment.

(x) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Tactical Plus Fund as previously filed on July 8, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xi) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xii) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to Counterpoint Quantitative Equity ETF as previously filed on November 22, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 592, and hereby incorporated by reference.

(xiii) Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Sector Plus Fund as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xiii)(a) First Amendment to the Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Sector Plus Fund as previously filed on April 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 404, and hereby incorporated by reference.

(xiv) Expense Limitation Agreement between ABS Global Investments and Registrant, with respect to the ABS Insights Emerging Markets Fund as previously filed on September 20, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614 and hereby incorporated by reference.

(xv) Expense Limitation Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xvi) Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on October 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(xvi)(a) First Amendment to the Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Defender Fund, as previously filed on January 27, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 621, and hereby incorporated by reference.

(xvi)(b) Second Amendment to the Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Defender Fund, is filed herewith.

(xvii) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xviii) Amended and Restated Consulting Services Agreement between Registrant and Northern Lights Compliance Services, LLC as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(xix) Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xix)(a) Second Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on October 29, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.

(xix)(b) Third Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on February 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 401, and hereby incorporated by reference.

(xix)(c) Fourth Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on October 30, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 589, and hereby incorporated by reference.

(xx) Reserved.

(xxi) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Municipal Fund as previously filed on May 1, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 338, and hereby incorporated by reference.

(xxii) Reserved.

(xxiii) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant, with respect to Swan Defined Risk Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(xxiv) Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dynamic Income Fund as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(xxv) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Multi-Asset Plus Fund as previously field on July 9, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 414, and hereby incorporated by reference.

(xxvi) ETF Fund Services Agreement between Registrant and Gemini Fund Services, LLC as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(xxvii)(a) ETF Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC as previously filed on October 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 522, and hereby incorporated by reference.

(xxviii) Amended and Restated Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint High Yield Trend ETF as previously filed on August 30, 2023 to the Registrant’s Registration Statement in Post Effective Amendment No. 578, and hereby incorporated by reference.

(xxix) Expense Limitation Agreement between PlanRock Investment Management, LLC, and Registrant, with respect to the PlanRock Alternative Growth ETF as previously filed on December 19, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 596, and hereby incorporated by reference.

(xxx) Reserved.

(xxxi) Rule 12d1-4 Fund of Funds Investment Agreements.

(xxxii)(a) iShares ETFs and BlackRock Mutual Funds and Active ETFs Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(b) Direxion Shares ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(c) Direxion Funds Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(d) Fidelity Merrimack Street Trust, Fidelity Covington Trust and Fidelity Commonwealth Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(e) Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(f) J.P. Morgan Exchange-Traded Fund Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(g) Krane Shares Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(h) ProFunds Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(i) ProShares Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(j) Schwab Strategic Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(k) The Select Sector SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(l) SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(m) SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(n) VanEck ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(o) Vanguard Fund Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(p) WisdomTree Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxii)(q) Tidal Trust II Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on August 30, 2023 to Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(i) Legal Opinion of Thompson Hine LLP as previously filed on September 24, 2024 to Registrant’s Registration Statement in Post-Effective Amendment No. 614 and hereby incorporated by reference.

(i)(a) Legal Consent is filed herewith.

(j) Other Opinions. Consent of the Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on April 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(i)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(ii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(ii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 21, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 507,and hereby incorporated by reference.

(iii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class N Shares as previously filed on April 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(iv) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for No-Load Shares as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(v) Amended Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for No-Load Shares as previously filed on December 19, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 596, and hereby incorporated by reference.

(vi) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R Shares as previously filed on July 8, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(vi)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R as previously filed on June 17, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(vii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A1 as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on October 19, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 584, and hereby incorporated by reference.

(viii)(b) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously file on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(ix) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for ETF Shares as previously filed on December 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(ix)(a) Amended and Restated Exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for ETF Shares as previously filed on December 11, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 594, and hereby incorporated by reference.

(x) Rule 18f-3 Plan as previously filed on July 8, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xi) Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on October 19, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 584, and hereby incorporated by reference.

(xii) Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(xiii) Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on September 20, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614 and hereby incorporated by reference.

(n) Reserved.

(o) Code of Ethics.

(i) Code of Ethics for the Trust as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(ii) Code of Ethics for Northern Lights Distributors, LLC as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(iii) Code of Ethics of Swan Capital Management, Inc. as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(iv) Code of Ethics for Persimmon Capital Management LP is filed herewith.

(v) Code of Ethics of Pinnacle Family Advisors, LLC as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(vi) Code of Ethics of Stonebridge Capital Advisors, LLC as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(vii) Code of Ethics of First Associated Investment Advisors, Inc. as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(viii) Code of Ethics of RESQ Investment Partners, LLC as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(ix) Code of Ethics for Hedgeye Asset Management LLC is filed herewith.

(x) Code of Ethics of ABS Global Investments as previously filed on September 20, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614 and hereby incorporated by reference.

(xi) Code of Ethics of Howard Capital Management, Inc. as previously filed on January 23, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 552, and hereby incorporated by reference.

(xii) Code of Ethics of Counterpoint Funds, LLC as previously filed on January 27, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 621, and hereby incorporated by reference.

(xiii) Code of Ethics of PlanRock Investment Management, LLC as previously filed on December 11, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 594, and hereby incorporated by reference.

(xiv) Code of Ethics of Swan Global Management, LLC as previously filed on July 28, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 630, and hereby incorporated by reference.

(xv) Code of Ethics of Absolute Capital Management, LLC as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(xvi) Code of Ethics of Boyd Watterson Asset Management, LLC as previously filed on January 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(xvii) Code of Ethics for Tidal Investments LLC, is filed herewith.

(p) Powers of Attorney.

(i) Powers of Attorney for the Trust, each trustee and a certificate with respect thereto, and each executive officer, as previously filed on May 30, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 569, and hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates. Insurance carried by the Trust provides indemnification of the Trustees and officers. The details of these sources of indemnification and insurance follow.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Underwriting Agreement between the Trust and Northern Lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration

Statement or any Prospectus, (ii) the breach of any representations, warranties or obligations set forth in the Underwriting Agreement, (iii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iv) the Trust’s failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (v) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (vi) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vii) reasonable actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the Underwriting Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund specifically for use in the Trust’s Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust and required to be stated in such answers or necessary to make such information not misleading.

Pursuant to the Fund Services Agreement and the ETF Fund Services Agreement (the “Fund Services Agreements”), each between the Trust and Ultimus Fund Solutions, LLC (UFS), the Trust agrees to indemnify and hold UFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of each Fund Services Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with each Fund Services Agreement.

Pursuant to the Fund Services agreements, UFS shall indemnify and hold the Trust and each applicable Fund harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to UFS’s refusal or failure to comply with the terms of each Fund Services Agreement, breach of any representation or warranty made by UFS contained in each Fund Services Agreement or which arise out of UFS’s lack of good faith, gross negligence, willful misconduct or reckless disregard of its duties with respect to UFS’s performance under or in connection with each Fund Services Agreement.

Pursuant to the Consulting Services Agreement (“Consulting Agreement”) with Northern Lights Compliance Services, LLC (NLCS), the Trust agrees to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to (i) the Trust’s refusal or failure to comply with the terms of the Consulting Agreement, (ii) the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with this Agreement, or (iii) all reasonable actions taken by NLCS hereunder in good faith.

Pursuant to the Consulting Agreement, NLCS shall indemnify and hold the Trust and each Fund harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to NLCS’s refusal or failure to comply with the terms of the Consulting Agreement, or which arise out of NLCS’s lack of good faith, gross negligence or willful misconduct with respect to NLCS’ performance under or in connection with the Consulting Agreement.

The Trust maintains a mutual fund directors and officers liability policy. The policy, under certain circumstances, such as the inability of the Trust to indemnify Trustees and officers provides coverage to Trustees and officers. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty.

Generally, each management agreement or investment advisory agreement provides that neither the adviser nor any director, manager, officer or employee of the adviser performing services for the Trust at the direction or request of the adviser in connection with the adviser’s discharge of its obligations under the agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which the agreement relates, and the adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the adviser or any sub-adviser retained by the adviser pursuant to Section 9 of the agreement; PROVIDED, that nothing contained in the agreement shall be construed (i) to protect the adviser against any liability to the Trust or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the adviser’s duties, or by reason of the adviser’s reckless disregard of its obligations and duties under the agreement, or (ii) to protect any director, manager, officer or employee of the adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust. Additionally, generally, each sub-advisory agreement provides that the subadviser shall indemnify the adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the adviser, the Trust and/or the Fund and their respective affiliates and controlling persons may sustain as a result of the subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Generally, each sub-advisory agreement provides that adviser shall indemnify the subadviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Item 31. Activities of Investment Advisor and Sub-Advisor.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”). Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Swan Capital Management, LLC, the Advisor of the Swan Defined Risk Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF – File No. 801-76701.

Swan Global Management, LLC, the Sub-Advisor of the Swan Defined Risk Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF – File No. 801-80552.

Pinnacle Family Advisors, LLC, the Advisor of the Pinnacle Multi-Strategy Core Fund – File No. 801-78013.

Stonebridge Capital Advisors, LLC, the Advisor of The Covered Bridge Fund– File No. 801-53760.

First Associated Investment Advisors, the Sub-Advisor of The Teberg Fund – File No. 801-60972.

RESQ Investment Partners, LLC, the Advisor of the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund – File No. 801-78822.

Howard Capital Management, Inc., the Advisor of the HCM Tactical Plus Fund, HCM Sector Plus Fund, HCM Multi-Asset Plus Fund, HCM Defender 500 Index ETF, HCM Defender 100 Index ETF and HCM Dynamic Income Fund – File No. 801-69763.

Counterpoint Funds, LLC, the Advisor of the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, Counterpoint Tactical Municipal Fund, Counterpoint High Yield Trend ETF and Counterpoint Quantitative Equity ETF – File No. 801-80197.

Absolute Capital Management, LLC, the Advisor of Absolute Capital Asset Allocator Fund, Absolute Capital Defender Fund and The Teberg Fund – File No. 801-61336.

Boyd Watterson Asset Management, LLC, the Advisor of Boyd Watterson Limited Duration Enhanced Income Fund – File No. 801-57468.

Persimmon Capital Management, PC, the Advisor of the Persimmon Long/Short Fund – File No. 801-131898.

PlanRock Investment Management, LLC, the Advisor of the PlanRock Income Rotation ETF, Plan Rock Equity Rotation ETF, and PlanRock Alternative Equity ETF – File No. 801-118167

ABS Global Investments, the Adviser of the ABS Insights Emerging Markets Fund – File No. 801-62188.

Hedgeye Asset Management LLC, the Sub-Advisor to Persimmon Long/Short Fund –File No. 801-132720.

Tidal Investments LLC, the Sub-Advisor to Persimmon Long/Short Fund – File No. 801-76857.

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

NLD also acts as a principal underwriter to the following investment companies: Atlas U.S. Government Money Market Fund, Inc., Atlas U.S. Tactical Income Fund, Inc. Boyar Value Fund Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Liberty One Spectrum ETF, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Rayliant Trust, The North Country Funds, Texas Capital Funds Trust, The Saratoga Advantage Trust, Segall Bryant & Hamill Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust, and Zacks Trust.

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd St., Suite 100, Elkhorn, NE 68022 NLD is an affiliate of Ultimus Fund Solutions, LLC. Both NLD and Ultimus Fund Solutions, LLC are under common ownership of The Ultimus Fund Group, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
Stephen Preston	Treasurer, Chief Compliance Officer, Finance and Operations Principal, and AML Compliance Officer	None
William J. Strait	Manager, Secretary, and General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Swan Capital Management, LLC 1099 Main Ave., Ste. 260, Durango, CO 81301, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Swan Defined Risk Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF.

Pinnacle Family Advisors, LLC, 620 W. Republic Road, Suite 104, Springfield, MO 65810 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Pinnacle Multi-Strategy Core Fund.

Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 180 South, Saint Paul, MN 55114 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to The Covered Bridge Fund.

RESQ Investment Partners, LLC 9383 East Bahia Drive, Suite 120, Scottsdale, AZ 85260 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund.

Howard Capital Management, Inc., 1145 Hembree Road, Rosewell, GA 30076 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the HCM Tactical Plus Fund, HCM Sector Plus Fund, HCM Multi-Asset Plus Fund, HCM Defender 500 Index ETF, HCM Defender 100 Index ETF and HCM Dynamic Income Fund.

Counterpoint Funds, LLC 12760 High Bluff Drive, Suite 280, San Diego, CA 92130 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, Counterpoint Tactical Municipal Fund, Counterpoint High Yield Trend ETF and Counterpoint Quantitative Equity ETF.

Swan Global Management, LLC 41 Shell Castle, Humacao, PR 00791 pursuant to the Sub-Advisory Agreement with Swan Capital Management, Inc., maintains all records required pursuant to such agreement with respect to the Swan Defined Risk Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF.

Absolute Capital Management, LLC 101 Pennsylvania Boulevard, Pittsburgh, PA 15228 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Absolute Capital Asset Allocator Fund, Absolute Capital Defender Fund and The Teberg Fund.

Boyd Watterson Asset Management, LLC 1301 East 9th Street, Suite 2900, Cleveland, OH 44114 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Boyd Watterson Limited Duration Enhanced Income Fund.

Persimmon Capital Management LP, 1777 Sentry Parkway West, Blue Bell, PA, 19422; Hedgeye Asset Management LLC, 1 High Ridge Park, 3rd Floor, Stamford, CT 06905; and Tidal Investments LLC, 234 W. Florida Street, Suite 203, Milwaukee, WI 53204 maintain all records required pursuant to their agreements with respect to the Persimmon Long/Short Fund.

PlanRock Investment Management, LLC, 7105 Peach Court, Suite 106, Brentwood, TN 37027 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the PlanRock Income Rotation ETF, Plan Rock Growth Rotation ETF, and PlanRock Alternative Growth ETF.

ABS Global Investments, 537 Steamboat Road, Greenwich, CT 06830 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the ABS Insights Emerging Markets Fund.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Salonga, and State of New York, on the 27th day of January, 2026.

Northern Lights Fund Trust III

By:	/s/ Brian Curley
Brian Curley, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Northern Lights Fund Trust III

Name	Title
/s/ Brian Curley	President and Principal Executive Officer
Richard Gleason*	Treasurer and Principal Accounting Officer
Patricia Luscombe*	Independent Trustee
John V. Palancia*	Independent Trustee
Mark H. Taylor*	Independent Trustee
Jeffery D. Young*	Independent Trustee

*By:	Date:
/s/ Brian Curley	January 27, 2026
Brian Curley

*    Attorney-in-Fact – Pursuant to Powers of Attorney as previously filed on May 30, 2023.

EXHIBIT INDEX

Exhibit	Exhibit No.
Interim Advisory Agreement between Persimmon Capital Management LP and the Registrant, with respect to the Persimmon Long/Short Fund	(d)(ii)
Interim Sub-Advisory Agreement between Persimmon Capital Management LP and Hedgeye Asset Management, LLC, with respect to Persimmon Long/Short Fund	(d)(ii)(a)
Interim Sub-Advisory Agreement between Persimmon Capital Management LP, Tidal Investments LLC, and Hedgeye Asset Management, LLC, with respect to Persimmon Long/Short Fund	(d)(ii)(b)
Expense Limitation Agreement between Persimmon Capital Management, LP and the Registrant, with respect to the Persimmon Long/Short Fund	(h)(iii)
Second Amendment to the Expense Limitation Agreement between Absolute Capital Management LLC and Registrant, with respect to The Teberg Fund	(h)(vi)(a)
Second Amendment to the Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Defender Fund	(h)(xvi)(b)
Legal Consent	(i)(a)
Consent of the Independent Registered Public Accounting Firm	(j)
Persimmon Capital Management LP Code of Ethics	(o)(xvii)
Hedgeye Asset Management, LLC Code of Ethics	(o)(xviii)
Tidal Investments LLC Code of Ethics	(o)(xix)